 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

FOURTH QUARTER AND FULL YEAR 2017 FINANCIAL RESULTS

Calabasas, CA, April 2, 2018 – Unico American Corporation (NASDAQ – “UNAM”) (“Unico,” the “Company”), announced today its consolidated financial results for the three and twelve months ended December 31, 2017. For the three months ended December 31, 2017, revenues were $9.3 million and net loss was $2.8 million ($0.52 diluted loss per share) compared with revenues of $9.0 million and net income of $0.6 million ($0.11 diluted earnings per share) for the three months ended December 31, 2016. For the twelve months ended December 31, 2017, revenues were $36.8 million and net loss was $8.7 million ($1.64 diluted loss per share) compared with revenue of $35.3 million and net loss of $1.4 million ($0.26 diluted loss per share) for the twelve months ended December 31, 2016.

Stockholders’ equity was $59.9 million as of December 31, 2017, or $11.30 per common share including net unrealized after-tax investment losses of $0.2 million, compared to stockholders’ equity of $68.9 million as of December 31, 2016, or $12.98 per common share including net unrealized after-tax investment gains of $0.008 million.

“While we realized a loss during our fourth quarter, we also experienced improving trends in both loss ratios and investment yields, and we assigned top priority to the achievement of immediate, less speculative results,” said Cary L. Cheldin, Unico’s President and Chief Executive Officer. “To achieve those results, we have realigned priorities, focusing our attention on the improvement of loss ratios and the reduction of expenses. In fact, loss ratios improved during the quarter and we expect continued improvement as increased rates and a refined risk selection process both take hold. It is important to note that over three quarters of our net loss during the quarter was due to adjustments from the 2017 Tax Cuts and Jobs Act. The management team and I are excited about the opportunities ahead of us and we are optimistic about our future.”

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company that underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty and health insurance through its agency subsidiaries; and through its other subsidiaries provides insurance premium financing and membership association services. Unico has conducted the majority of its operations through its subsidiary, Crusader Insurance Company, since 1985. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995 and the Company intends that such forward-looking statements are subject to the safe harbors created thereby. These statements, which may be identified by words or phrases such as “anticipate,” “appear,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “will,” “may,” “likely,” “future,” “should,” “could,” and “would” and similar words, are intended to identify forward-looking statements. In addition, any statements that refer to projections of the Company’s future financial performance, trends in its businesses, or other characterizations of future events or circumstances are forward-looking statements.

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The forward-looking statements included herein are based on current expectations of the Company’s management based on available information and involve certain risks and uncertainties, many of which are beyond the control of the Company. Such risks and uncertainties could cause actual results to differ materially from those anticipated by these forward-looking statements. Factors that could cause actual results to differ materially include, among others: failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers; losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries. Except as may be required by law, the Company undertakes no obligation to update any forward-looking statements to reflect new information or events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Financial Tables Follow –

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands)

	December 31	December 31
	2017	2016
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: December 31, 2017 $58,153; December 31, 2016 $19,092)	$57,849	$19,104
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: December 31, 2017 $28,098; December 31, 2016 $61,280)	28,098	61,280
Short-term investments, at fair value	10,440	10,205
Total Investments	96,387	90,589
Cash and restricted cash	774	13,497
Accrued investment income	491	186
Receivables, net	6,006	6,008
Reinsurance recoverable:
Paid losses and loss adjustment expenses	127	261
Unpaid losses and loss adjustment expenses	8,394	9,521
Deferred policy acquisition costs	4,163	4,432
Property and equipment, net	10,015	10,283
Deferred income taxes	3,381	1,177
Other assets	561	2,268
Total Assets	$130,299	$138,222

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$49,077	$47,056
Unearned premiums	18,768	19,375
Advance premium and premium deposits	208	224
Accrued expenses and other liabilities	2,301	2,661
Total Liabilities	$70,354	$69,316

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par – authorized 10,000,000 shares; issued and outstanding shares 5,307,133 at December 31, 2017 and 2016	$3,773	$3,761
Accumulated other comprehensive (loss) income	(240)	8
Retained earnings	56,412	65,137
Total Stockholders’ Equity	$59,945	$68,906

Total Liabilities and Stockholders' Equity	$130,299	$138,222

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share)

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2017	2016	2017	2016
	(Unaudited)	(Unaudited)	(Unaudited)
REVENUES
Insurance company operation:
Net premium earned	$8,034	$8,085	$32,343	$31,356
Investment income	505	222	1,290	881
Net realized investment gains (losses)	—	—	1	(1)
Other income	94	16	338	218
Total Insurance Company Revenues	8,633	8,323	33,972	32,454

Other insurance operations:
Gross commissions and fees	646	675	2,744	2,738
Investment income	1	—	1	—
Finance fees earned	17	18	75	69
Other income	—	1	—	7
Total Revenues	9,297	9,017	36,792	35,268

EXPENSES
Losses and loss adjustment expenses	6,139	4,845	30,491	22,827
Policy acquisition costs	1,521	1,753	6,464	6,895
Salaries and employee benefits	1,309	946	5,844	4,926
Commissions to agents/brokers	39	40	166	162
Other operating expenses	1,115	519	3,707	2,572
Total Expenses	10,123	8,103	46,672	37,382

Income (loss) before taxes	(826)	914	(9,880)	(2,114)
Income tax expense (benefit)	1,950	317	(1,155)	(710)
Net Income (loss)	$(2,776)	$597	$(8,725)	$(1,404)

PER SHARE DATA:
Basic
Earnings (loss) per share	$(0.52)	$0.11	$(1.64)	$(0.26)
Weighted average shares	5,307,133	5,307,133	5,307,133	5,307,694
Diluted
Earnings (loss) per share	$(0.52)	$0.11	$(1.64)	$(0.26)
Weighted average shares	5,307,133	5,307,837	5,307,133	5,307,694

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in thousands)

	Twelve Months Ended
	December 31
	2017	2016
	(Unaudited)
Cash flows from operating activities:
Net loss	$(8,725)	$(1,404)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	518	483
Bond amortization, net	(664)	(16)
Non-cash stock based compensation	12	23
Net realized investment (gains) losses	(1)	1
Bad debt expense	16	6
Changes in assets and liabilities:
Net receivables and accrued investment income	(319)	(609)
Reinsurance recoverable	1,261	606
Deferred policy acquisition costs	269	(199)
Other assets	400	297
Unpaid losses and loss adjustment expenses	2,021	(2,038)
Unearned premiums	(607)	1,296
Advance premium and premium deposits	(16)	12
Accrued expenses and other liabilities	(360)	218
Income taxes current/deferred	(828)	(85)
Net Cash Used by Operating Activities	(7,023)	(1,409)

Cash flows from investing activities:
Purchase of fixed maturity investments	(60,292)	(16,772)
Proceeds from maturity of fixed maturity investments	53,936	17,873
Proceeds from sale of fixed maturity investments	1,142	745
Net (increase) decrease in short-term investments	(236)	5,436
Additions to property and equipment	(250)	(545)
Net Cash (Used) Provided by Investing Activities	(5,700)	6,737

Cash flows from financing activities:
Repurchase of common stock	—	(90)
Net Cash Used by Financing Activities	—	(90)

Net (decrease) increase in cash and restricted cash	(12,723)	5,238
Cash and restricted cash at beginning of period	13,497	8,259
Cash and Restricted Cash at End of Period	$774	$13,497

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	$9

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